UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2013
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DOVER CORPORATION
(Exact name of registrant as specified in its charter)
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State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2013, Dover Corporation (i) issued the Press Release attached hereto as Exhibit 99.1 announcing its results of operations for the third quarter ended September 30, 2013; and (ii) posted on its website at
http://www.dovercorporation.com the presentation slides attached hereto as Exhibit 99.2 for the third quarter ended September 30, 2013.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.
The following exhibits are furnished as part of this report:

99.1 Dover Corporation Press Release dated October 17, 2013.
99.2 Presentation Slides posted on Dover Corporation’s website at http://www.dovercorporation.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 17, 2013	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release of Dover Corporation dated October 17, 2013

99.2	Presentation Slides posted on Dover Corporation’s website at http://www.dovercorporation.com